                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.          )

   Filed by the Registrant /X/

   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   / /  Preliminary Proxy Statement        / / Confidential, for Use of the
                                               Commission Only (as permitted by
   /X/  Definitive Proxy Statement             Rule 14a-6(e)(2))

   / /  Definitive Additional Materials

   / /  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                           TOWER PROPERTIES COMPANY
   ----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

   ----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   /X/  No Fee required

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

   (1)  Title of each class of securities to which transaction applies:

   ----------------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

   ----------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   ----------------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

   ----------------------------------------------------------------------------

   (5)  Total fee paid:

   ----------------------------------------------------------------------------


   / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

   ----------------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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
                           TOWER PROPERTIES COMPANY

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 9, 1997



      The annual meeting of the stockholders of Tower Properties Company will be held in Suite 1215 in the Commerce Tower, Kansas City, Missouri, on April 9, 1997 at ten o'clock a.m., Kansas City Time, for the following purposes:

      1. To elect two members of the Board of Directors to serve until the annual stockholders meeting in 2000.

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of Business on February 18, 1997 as the time for which the stockholders of Tower Properties Company entitled to notice and to vote at the meeting shall be determined.

                                    By Order of the Board of Directors
                                    CHESTER A. WITTWER, JR.
                                    Secretary

March 5, 1997

      It is important that your stock be represented at the meeting. You are urged to date, sign and return the enclosed proxy promptly.

                          PROXY STATEMENT

                      TOWER PROPERTIES COMPANY

                    ANNUAL MEETING APRIL 9, 1997

SOLICITATION:

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of Tower Properties Company (the "Company"), Suite 100, Commerce Tower, 911 Main Street, Kansas City, Missouri 64105, of proxies to be used at the annual meeting of stockholders of the Company to be held April 9, 1997. The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegram by employees of the Company, and brokerage houses, the Company's transfer agent and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and the Company will reimburse them for the expense of doing so. This proxy statement and accompanying proxy will first be sent to stockholders on or about March 5, 1997. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised.

      Tower Properties Company was incorporated in the State of Missouri on September 29, 1989, as Tower Acquisition Corp. It was formed pursuant to an Agreement and Plan of Merger dated August 7, 1989 ("Agreement"), between Commerce Bancshares, Inc. ("Bancshares") and the former Tower Properties Company ("Old Tower"). Agreement was approved by the Shareholders of Bancshares and Old Tower on January 26, 1990. Certain assets of Old Tower were transferred to Acquisition. Old Tower was merged with Bancshares, and the corporate name of Acquisition was changed to Tower Properties Company ("Company"). Old Tower Shareholders received 7.88 shares of Bancshares and 1 share of common stock in Company for each share of Old Tower owned.

VOTING SECURITIES:

      Only stockholders at the close of business on February 18, 1997 are entitled to vote at the meeting, and at the close of business on said date there were outstanding 170,895 shares of common stock of the Company. Each holder of common stock is entitled to one vote per share upon all matters and one vote for each director position to be filled. Cumulative voting is not permitted. In the election of directors and on all other matters presented for stockholder vote, abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum. The affirmative vote of a majority of the shares present at the meeting in person or proxy is required to elect a nominee as a director and shares not voted for a nominee (whether by abstention, broker non-votes or otherwise) will not count as affirmative votes and will have the same effect as votes against such nominee.

ACTION TO BE TAKEN UNDER THE PROXY:

      The person acting under the accompanying proxy will vote for the election of the nominees for directors, unless the stockholder indicates differently on the proxy. The person acting under said proxies will cast one vote for each share of stock of Company owned by the stockholder for the election of each director whose name is not stricken from the proxy. Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election in his stead, of such other person as the management of the Company may recommend. Each nominee has indicated his willingness to serve, if elected, and it is not anticipated that any nominee will be unable or unwilling to serve if elected to office. The affirmative vote of a majority of the shares represented at the meeting in person or by proxy shall be necessary to elect each director to be elected at the meeting.

                           ELECTION OF DIRECTORS

      Pursuant to authority provided in the Articles of Incorporation the current Board of Directors consist of six (6) persons. There are two (2) "Class I" directors who serve until the annual stockholders meeting in 1999; two (2) "Class II" directors who serve until 1997; and two (2) "Class III" directors who serve until 1998. At each annual meeting of stockholders, the directors constituting one class are elected for a three year term.

       Two (2) "Class II" directors will be elected at the 1997 annual meeting and it is intended that shares represented by proxy will, unless contrary instructions are given, be voted in favor of the election of the nominees hereafter named. The proxies cannot be voted for a greater number of persons than the nominees named.

      Should a director be unable to serve his full term, the by-laws provide that the remaining directors then in office, by a majority vote, may elect a successor to serve the unexpired portion of the term of the director whose position shall be vacated.

The following are nominees for election:

NAME, AGE AND                                                  PRINCIPAL OCCUPATION
POSITION WITH               SERVED AS                          DURING PAST FIVE YEARS
COMPANY                   DIRECTOR SINCE                       & OTHER DIRECTORSHIPS
-------                   --------------                       ---------------------
Class II to serve until annual meeting in 2000.

David W. Kemper                   October 24, 1989            President and Director
46                                (Director of Old            of Commerce Bancshares
                                  Tower from 4/8/87           since 1982. Chairman
                                  to 1/90)                    and Chief Executive
                                                              Officer of Commerce
                                                              Bancshares since
                                                              November 1991.
                                                              Director of Seafield
                                                              Capital, Ralcorp Hold-
                                                              ings and Wave Technol-
                                                              ogies, Inc. David
                                                              W. Kemper is the son
                                                              of James M. Kemper,
                                                              Jr. and brother of
                                                              Jonathan M. Kemper.

Brian D. Everist                  October 24, 1989            Intercontinental En-
46                                (Director of Old            gineering - Manufac-
                                  Tower from 1/17/89          turing Corp. - heavy
                                  to 1/90)                    manufacturing. Presi-
                                                              dent since May, 1987.
The following directors of the Company will continue after the 1997 annual meeting:

Class I to serve until annual meeting in 1999.
James M. Kemper, Jr.          October 24, 1989                Chairman and President
75                            (Director of Old                of the Company.  Mr.
                              Tower from 1/23/58              Kemper is a director
                                                              to 1/90) of Commerce Bancshares
                                                              and served as Chairman
                                                              prior to November
                                                              1991.  James M. Kemper
                                                              Jr., is the father of
                                                              Jonathan M. Kemper and
                                                              David W. Kemper.


                                    3

Neil T. Douthat               October 24, 1989                Sr. Vice President -
48                            (Director of Old                Investments, Finan-
                              Tower from 1/17/89              cial Consultant,
                              to 1/90)                        Smith, Barney, Inc.,
                                                              since January, 1997.
                                                              Piper Jaffray, Inc.,
                                                              Managing Director -
                                                              Investments from 1989
                                                              to January, 1997.
Class III to serve until annual meeting in 1998.
Benjamin F. Bryan             July 20, 1993                   Executive Vice
43                                                            President of the Com-
                                                              pany since January of
                                                              1992.  Joined Company
                                                              in September of 1991.
                                                              Director of The
                                                              Brantley Capital
                                                              Corporation.
                                                              Benjamin F. Bryan's
                                                              wife is a niece of the
                                                              wife of James M.
                                                              Kemper, Jr.

Jonathan M. Kemper            October 24, 1989                Commerce Bank, N.A.
43                            (Director of Old                (hereafter "Commerce
                              Tower from 2/19/85              Bank"), 1982-present.
                              to 1/90)                        Chairman since Janu-
                                                              ary 1995. President
                                                              from December 1985 to
                                                              January 1995. Vice
                                                              Chairman of Commerce
                                                              Bancshares since
                                                              November 1991. Jona-
                                                              than M. Kemper is the
                                                              son of James M. Kemper
                                                              Jr. and the brother of
                                                              David W. Kemper. He is
                                                              a director of Commerce
                                                              Bank and Commerce
                                                              Bancshares.

        Security Ownership of Certain Beneficial Owners and Management:
        --------------------------------------------------------------

      The following sets out the ownership of those stockholders beneficially owning more than 5% of the outstanding common stock of the Company as of February 18, 1997.

TITLE        NAME AND ADDRESS          AMOUNT AND NATURE         PERCENT
 OF                 OF                         OF                  OF
CLASS        BENEFICIAL OWNER        BENEFICIAL OWNERSHIP         CLASS
--------------------------------------------------------------------------
Common        Commerce Bank               15,051<F1a>             13.38%
              as Fiduciary,                7,822<F1b>
              922 Walnut
              Kansas City, MO
      The following stock ownership pertains to the directors and officers as of February 18, 1997:
Common        James M. Kemper, Jr.<F2>    29,485                  17.25%
              David W. Kemper<F3>         27,014                  15.80%
              Jonathan M. Kemper<F4>      26,822                  15.70%
              Neil T. Douthat                635                    .37%
              Brian D. Everist               462                    .27%
              Benjamin F. Bryan              150                    .09%
              All directors and officers
                as a group (7 persons)    84,568                  49.48%

Footnotes:
<F1> All stock registered in name of Commerce Bank is held in a representative capacity, and Commerce Bank has no beneficial owner ship. Shares reflected under Commerce Bank do not include 48,728 shares in which Commerce Bank in a representative capacity has some voting or investment authority if the same shares are reflected as beneficially owned by James M. Kemper, Jr., David W. Kemper or Jonathan M. Kemper.

     <F1a>  Commerce Bank has sole voting and sole investment authority.
     <F1b>  Commerce Bank has shared voting and shared investment authority.

<F2> Includes 19,050 shares in trusts under which James M. Kemper, Jr. is co-trustee but has no equitable ownership. Of such shares, he has shared voting and shared investment authority over 13,903 shares and sole voting and sole investment authority over 5,147 shares. Includes 324 shares in a foundation in which Mr. Kemper has voting and investment authority. Also includes 5,000 shares issuable upon exercise of stock options which are currently exercisable.

<F3> Includes 1,316 shares in trusts under which David W. Kemper is co-
     trustee with shared voting and investment authority, but no beneficial ownership, and includes 6,460 shares in custodial accounts over which David W. Kemper has investment power, but

                                    5

     no voting or beneficial ownership. Does not include 12,120 shares in trust for benefit of Jonathan M. Kemper, over which Jonathan M. Kemper has sole investment authority and Jonathan M. Kemper and David W. Kemper have shared voting authority. These shares are included in shares beneficially owned by Jonathan M. Kemper. Does not include shares in trust for James M. Kemper, Jr. in which David W. Kemper is co-trustee with no voting or investment authority. These shares are included as shares beneficially owned by James M. Kemper, Jr. Does not include
     1,310 shares owned by wife.

<F4> Includes 14,166 shares in trusts under which Jonathan M. Kemper is co-
     trustee with shared voting and investment authority but no beneficial ownership. Does not include 19,236 shares in trust for benefit of David W. Kemper over which David W. Kemper has sole investment authority and David W. Kemper and Jonathan M. Kemper have shared voting authority. These shares are included as shares beneficially owned by David W. Kemper. Does not include 1,310 shares owned by wife.

                             EXECUTIVE OFFICERS
                                             Served as           Business Exp.
Name and age            Position             Officer Since       Past 5 Years
----------------------------------------------------------------------------------
James M. Kemper, Jr.    Chairman of Board    October 24, 1989    Chairman of Board
75                      and President        (Officer of Old     and President of
                                             Tower from 2/58     Company. Chairman
                                             to 1/90)            and President of
                                                                 Old Tower to Jan-
                                                                 uary 1990.

Benjamin F. Bryan       Exec. Vice           January, 1992       Employee of
43                      President                                Company since
                                                                 September, 1991 -
                                                                 Officer since
                                                                 January, 1992.

Chester A. Wittwer Jr.  Vice President/      October 24, 1989    Employee and
60                      Secretary            (Officer of Old     officer of com-
                                             Tower from 1/73     pany and Old
                                             to 1/90)            Tower.

                        SUMMARY COMPENSATION TABLE
                                            Annual Compensation
     Name and                                                                    All Other
Principal Position                 Year         Salary             Bonus       Compensation<F1>
-----------------------------------------------------------------------------------------------
James M. Kemper, Jr.               1996        $88,000               0              0
Chairman and President             1995         81,000               0              0
                                   1994         76,250               0              0

Benjamin F. Bryan                  1996        106,050               0            1,591
Exec. Vice President               1995         93,750               0            1,406
                                   1994         83,365               0            1,250

Chester A. Wittwer, Jr.            1996         80,765               0            1,211
Vice President/Secretary           1995         77,894               0            1,168
                                   1994         75,065               0            1,126

<F1>  Amounts paid or accrued under the Company's 401(K) Plan

                             COMPENSATION PLANS
PENSION PLAN

      The following tables show estimated annual benefits to persons in specified compensation and years-of-service classification. The estimated benefits assume the employee is age 65.

                             PENSION PLAN TABLE
                             ------------------

                      Annual Benefit per Years of Service
10 yr.
Average
Compensation        10          15          20          25          30

$125,000          $17,228     $25,843     $34,462     $43,077     $49,968
 100,000           13,522      20,284      27,049      33,810      39,219
  75,000            9,816      14,724      19,635      24,543      28,470
  50,000            6,109       9,164      12,221      15,276      17,720

      The Company has accepted sponsorship of the retirement plan maintained by Old Tower. The plan is for employees who are not covered by a collective bargaining agreement. Upon retirement at age 65, an employee will receive an annual benefit computed as follows:

      25% of employee's average annual compensation over past 10 years plus
      18% of the amount by which employee's average annual compensation over past 10 years exceeds the social security base x employee's earned benefit percent-age x employee's short service percentage. Social security base is the average of the employee's social security wages based applied during the employee's working lifetime. Earned benefit percentage is determined by dividing employee's actual years of service from time to time by expected years of service to age 65. The earned benefit percentage cannot exceed 100%. Short service percentage is determined by dividing expected years of service to age 65 by 29. This percentage is 100% if employee's expected years service is 29 or more. Annual benefits will not be less than $300.00 or more than $50,000.00.

      All compensation reflected in the Summary Compensation Table is covered under the Plan. As of January 1, 1997, Mr. James M. Kemper, Jr., was credited with 21 years of service, Mr. Wittwer was credited with 24 years of service, and Mr. Bryan was credited with 5 years of service.

401K PLAN

      Company has adopted a 401K Plan. Under the plan, all full time employees who have been employed for 1 year (1,000 hours) and have attained 21 years of age are eligible. Eligible employees may elect to contribute to the plan up to 13.5% of the employee's compensation, but not to exceed $9,500.00 annually.

      The Company will match the employee contribution at the rate of 25% of the employee contribution, provided that the Company will make no matching contribution on the amount of the employee contribution which is in excess of 6% of the employee compensation.

      The Company may also make discretionary contributions which, if made, will be allocated in proportion to the eligible employees compensation.

      Participants are 100% vested in their contribution at all times. Vesting in Company contribution accrues at the rate of 20% per year, provided that the employee is fully vested at death, disability, attaining age 65 or termination of plan. Participants may self-direct investments in funds controlled by the trustee. Taxes on contributions and earnings are deferred.

      Withdrawal of vested Company contributions may occur when participant's employment terminates or when participant retires, retires due to disability, dies or incurs a hardship (as defined in the plan) and when participant reaches 59 1/2 years of age (provided participant is fully vested).

      During the year ending December 31, 1996, the Company's matching contributions under the plan on behalf of Mr. Wittwer were $1,211.00, on behalf of Mr. Bryan were $1,591.00, and on behalf of all present executive officers of Company as a group were $2,802.00.

                            STOCK PURCHASE PLAN

      Effective July 1, 1990, the Company adopted a Stock Purchase Plan for non-employee directors. The Plan permits the non-employee directors to elect to have their director fees retained by the Company in a special account.
The Company will annually add to the special accounts 25% of the amount contributed by each participating director. Semi-annually, the funds in each participant's account shall be used to purchase common stock of the Company at the last known sale price and the stock shall be distributed to participants. For the calendar year ending December 31, 1996, the amounts contributed to each non-employee director's special account and the stock subsequently acquired by each such director is as follows:

                         Amount                              Shares
    Director          Contributed          Company 25%      Acquired

David W. Kemper         $4,000               $1,000            55
Jonathan M. Kemper       4,000                1,000            55
Neil T. Douthat          4,000                1,000            55
Brian D. Everist         4,000                1,000            55

      Each non-employee director elected to participate in the Stock Purchase Plan effective July 1, 1990 and received Company stock in lieu of the compensation as set forth above.

                                TRANSACTIONS

      James M. Kemper, Jr., David W. Kemper and Jonathan M. Kemper beneficially own approximately 9.1% of Commerce Bancshares, Inc., parent of Commerce Bank. James M. Kemper, Jr. and David W. Kemper are directors of Commerce Bancshares, Inc. and David W. Kemper is Chairman and President. Jonathan M. Kemper is Director and Chairman of Commerce Bank and Vice Chairman of Commerce Bancshares, Inc.

      During 1996, the Company performed construction work for Commerce Bank, and the Company leased office space, parking space and lots to Commerce Bank. For the year 1996, the Company received rents, utility charge reimbursement and construction payments from Commerce Bank of $715,125. The Company provided steam, parking facility management and services to CB Building Corp. (owned by Commerce Bank N.A. Kansas City). For said services, the Company received $436,400 during the year 1996. Each of the services provided by the Company and the amount of payment was the result of arms length negotiations.

      The Company has a line of credit of $15,000,000 with Commerce Bank. $700,000 of the line of credit was used to acquire property located at 916-920 Walnut, Kansas City, Missouri. $1,750,000 of the line of credit was also used to acquire 9221 Quivera office building and an additional 70,000 square foot parcel of land in Overland Park, Kansas. $3,675,000 of the line of credit was used to purchase 9909 Lakeview Avenue, Lenexa, Kansas, a warehouse. The Company has obtained permanent financing for the warehouse of $2,720,000 from Prudential Insurance of America. The balance of the line of credit as of February 11, 1997 was $8,846,859.

                          ACCOUNTING INFORMATION

      Arthur Andersen LLP, independent public accountants, were employed by Old Tower on July 17, 1973, and served as accountants and auditors for Old Tower until the merger on January 29, 1990. Arthur Andersen LLP, were employed as accountants and auditors of the Company effective January 1, 1990 and have served since that date. A representative of Arthur Andersen LLP will be present at the stockholders meeting. That representative will be available to make statements concerning the audit and to answer any questions presented from the floor. Arthur Andersen LLP has been selected as the Company's independent public accountants for 1997.

                DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the 1998 annual meeting must be received at the Company's office, Suite 100, Commerce Tower, Kansas City, Missouri 64105, not later than November 4, 1997, to be included in the proxy statement and on the proxy form.

                                OTHER MATTERS

      The Board of Directors has no standing, audit, or nominating committees or committees performing similar functions. The compensation committee met once during the calendar year 1996. Effective January 1, 1997, the compensation committee consists of Neil Douthat and Brian Everist. During the past fiscal year the Company held four regular and no special Board of Directors meetings. Each director except for salaried officers was entitled to $250.00 for each meeting attended, plus $3,000.00 annually.

      The Company will furnish to any person who was a stockholder on February 18, 1997 (without charge) a copy of the Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange

Commission upon such person's written request for the same, which request must contain a good faith representation that, as of February 18, 1997 such person was a beneficial owner of securities entitled to vote at such meeting. The request should be directed to Mr. Chester A. Wittwer, Jr., Secretary, Tower Properties Company, Suite 100, 911 Main Street, Kansas City, Missouri 64105.

      The management does not know of any matter of business to come before the meeting other than that referred to in the notice of meeting, but it is intended that as to any such other matter of business, the person named in the accompanying proxy will vote said proxy in accordance with the judgment of the persons or persons voting the same.

                                    By Order of the Board of Directors

                                    CHESTER A. WITTWER, JR.
                                    Secretary
March 5, 1997

PROXY

                            TOWER PROPERTIES COMPANY
                       100 Commerce Tower, 911 Main Street
                         Kansas City, Missouri 64105

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James M. Kemper, Jr., Benjamin F. Bryan, and Chester A. Wittwer, Jr., or any one of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tower Properties Company held of record by the undersigned on February 18, 1997 at the annual meeting of stockholders to be held on April 9, 1997 or any adjournment thereof.

1. / / ELECTION OF DIRECTORS          / / WITHHOLD AUTHORITY
       FOR all nominees listed below      to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                     David W. Kemper and Brian D. Everist

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. The proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                          DATED:                                     , 1997
                                -------------------------------------

                          -------------------------------------------------
                          Signature

                          -------------------------------------------------
                          Signature if held jointly

                          -------------------------------------------------
                               PLEASE MARK, DATE AND RETURN THE PROXY
                                 CARD PROMPTLY USING THE ENCLOSED
                                             ENVELOPE.
                          -------------------------------------------------